Exhibit 10.1

DIRECTOR AGREEMENT

董事协议

THIS DIRECTOR AGREEMENT (this “Agreement”), dated as of January 19, 2026 (the “Effective Date”), is by and between Xiao-I Corporation, a company incorporated under the laws of the Cayman Islands (the “Company”), and Yunlin Yu, an individual (the “Director”).

本董事协议（以下简称“协议”）由Xiao-I Corporation（一家根据开曼群岛法律成立的公司，以下简称“公司”）和余运林（一名自然人，以下简称为“董事”）于2026年1月9日（“生效日期”）签订。

RECITALS

WHEREAS, the Company desires to appoint the Director to serve on the Company’s board of directors (the “Board”) and the Director desires to accept such appointment to serve on the Board; and

鉴于，公司希望任命董事担任公司董事会（“董事会”）成员，且董事希望接受该任命担任董事会成员；和

WHEREAS, the Director may be appointed to serve as a member or chair of one or more committees of the Board.

鉴于，董事可被任命为董事会一个或多个委员会的成员或主席。

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the Director’s services to the Company as a member of the Board, as a member of such committees of the Board to which the Director may be appointed from time to time and as chair of one or more committees to which the Director may be appointed in such capacity from time to time, and intending to be legally bound hereby, the Company and the Director hereby agree as follows:

因此，考虑到上述情况以及董事作为董事会成员、董事可能不时被任命为董事会委员会成员以及董事可能不时以上述身份被任命的一个或多个委员会主席为公司提供服务，并打算受此法律约束，公司和董事特此达成如下协议：

1. Term. The Company hereby appoints the Director, and the Director hereby accepts such appointment by the Company, for the purposes and upon the terms and conditions contained in this Agreement. The term of such appointment shall commence on the effective date of January 19, 2026 (the “Commencement Date”) and shall continue until the Director’s successor is duly elected or appointed and qualified or until the Director’s earlier death, disqualification, resignation or removal from office, pursuant to the terms of this Agreement, the Company’s then current Memorandum and Articles of Association, as may be amended from time to time (the “Charter”), or any applicable laws, rules, or regulations (the “Expiration Date”). Director may at any time and for any reason resign or be removed from such position consistent with the Charter (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have No obligation under this Agreement with respect to the Director. In the event that the Director’s successor has not been duly elected or appointed as of the Expiration Date, the Director agrees to continue to serve hereunder until such successor has been duly elected or appointed and qualified. 期限。公司特此任命董事，董事特此接受公司根据本协议所载条款和条件作出的任命。该任命的期限应从2026年1月19日开始，并应持续到董事的继任者被正式选举或任命并符合资格，或直到董事提前去世、被取消资格、辞职或被免职，根据本协议的条款、公司当时的组织大纲和《章程》或任何适用的法律、规则或条例（“到期日”）。董事可在任何时间以任何理由根据《章程》辞职或被免职（但须遵守任何其他合同义务或法律规定的其他义务），在这种情况下，公司在本协议项下对董事无任何义务。如果截至到期日，董事的继任者尚未正式选举或任命，董事同意继续担任本协议项下的职务，直到正式选举出符合资格的继任者。

2. Director Services. The Director shall provide the following Services (“Director Services”): 董事服务。董事应提供以下服务（“董事服务”）：

(a) During the term of services as a director of the Company (“Directorship Term”), the Director make reasonable business efforts to attend all Board meetings, serve on appropriate subcommittees as reasonably requested by the Board, make himself available to the Company at mutually convenient times and places, attend external meetings and presentations, as appropriate and convenient, and perform such duties, services and responsibilities, and have the authority commensurate to such position. 在担任公司董事期间（“董事任期”），董事应尽合理的商业努力出席所有董事会会议，在董事会合理要求的适当小组委员会任职，在双方方便的时间和地点为公司服务，在适当和方便的情况下参加外部会议和演示，履行此类职责、服务和责任，并拥有与该职位相称的权力。

(b) The Director will use his best efforts to promote the interests of the Company. The Company recognizes that the Director (i) is or may become a full-time executive employee of another entity and that his responsibilities to such entity must have priority and (ii) sits or may sit on the board of directors of other entities, subject to any limitations set forth by the Sarbanes-Oxley Act of 2002 and limitations provided by any exchange or quotation service on which the Company’s common stock is listed or traded. Notwithstanding the same, the Director will provide the Company with prior written notice of any future commitments to such entities and use reasonable business efforts to coordinate his respective commitments so as to fulfill his obligations to the Company and, in any event, will fulfill his legal obligations as a Director. Other than as set forth above, the Director will not, without the prior notification to the Board, engage in any other business activity which could materially interfere with the performance of his duties, services and responsibilities hereunder or which is in violation of the reasonable policies established from time to time by the Company, provided that the foregoing shall in No way limit his activities on behalf of (i) any current employer and its affiliates or (ii) the board of directors of any entities on which he currently sits. At such time as the Board receives such notification, the Board may require the resignation of the Director if it determines that such business activity does in fact materially interfere with the performance of the Director’s duties, services and responsibilities hereunder. 董事将尽最大努力促进公司的利益。公司认识到，董事（i）现在或可能是另一实体的全职员工，他对该实体的责任必须具有优先权，以及（ii）担任或可能担任其他实体的董事会成员，受2002年《萨班斯-奥克斯利法案》规定的任何限制以及公司普通股上市或交易的任何交易所或报价服务提供的限制。尽管如此，董事将提前向公司发出书面通知，告知未来对这些实体的任何承诺，并尽合理的商业努力协调其各自的承诺，以履行其对公司的义务，并且在任何情况下，将履行其作为董事的法律义务。除上述规定外，未经事先通知董事会，董事不得从事任何其他可能严重干扰其履行本协议项下职责、服务和责任的商业活动，或违反公司不时制定的合理政策的商业活动，但上述规定不得限制其代表（i）任何现任雇主及其附属公司或（ii）其现任所在实体的董事会的活动。在董事会收到此类通知时，如果董事会确定此类商业活动事实上对董事履行本协议项下的职责、服务和责任造成重大干扰，则董事会可要求董事辞职。

3. Compensation. In exchange for the Director’s service as (a) a member of the Board, (b) a member of each committee of the Board to which the Director may be appointed, and (c) chair of each committee of the Board to which the Director may be appointed, the Company agrees to compensate the Director, and the Director agrees to accept the compensation, as set forth below and subject to the terms herein (the “Compensation”). In the event that the Director serves less than twelve consecutive months as a member of the Board, the Company shall only be obligated to pay the pro rata portion of the Compensation to the Director for services performed during such year. 补偿。作为对董事服务的交换，（a）董事会成员，（b）董事可能被任命的董事会每个委员会的成员，以及（c）董事可能会被任命的每个委员会的主席，公司同意补偿董事，董事同意接受补偿，如下所述，并受本协议条款约束（“补偿”）。如果董事作为董事会成员的连续任职时间少于十二个月，则公司仅有义务就该年内提供的服务向董事支付按比例支付的薪酬。

(a) Director Compensation. In recognition of the services be provided by the Director during the validity period of this agreement, the company agrees to pay a total fee of 300000 yuan, including taxes, annually to the directors starting from January 19, 2026, which will be paid on a monthly basis. The company will pay the monthly fees to the director on the first day of each month. 董事薪酬。鉴于董事在本协议有效期内提供的服务，公司同意自2026年1月19日起每年向董事支付总额为300000元的费用，包含税款，该费用将按月支付。公司将在每月的第一天向董事支付当月费用。

(b) Future Compensation and Benefits. The Board, with the compensation committee of the Board, as applicable, reserves the right to determine the Compensation for services provided under this Agreement. 未来薪酬和福利。董事会及其薪酬委员会（如适用）保留决定本协议项下服务薪酬的权利。

4. Duties. The Director shall exercise all powers in good faith and in the best interests of the Company, including but not limited to, the following: 职责。董事应本着诚信原则和公司的最大利益行使所有权力，包括但不限于以下内容：

(a) Conflicts of Interest/Applicable Law. In the event that the Director has a direct or indirect financial or personal interest in a contract or transaction to which the Company is a party, or the Director is contemplating entering into a transaction that involves use of corporate assets or competition against the Company, the Director shall promptly disclose such potential conflict to the applicable Board committee or the Board and proceed as directed by such committee or the Board, as applicable. The Director acknowledges the duty of loyalty and the duty of care owed to the Company pursuant to applicable law and agrees to act in all cases in accordance with applicable law. 利益冲突/适用法律。如果董事在公司作为一方的合同或交易中有直接或间接的财务或个人利益，或者董事正在考虑进行涉及使用公司资产或与公司竞争的交易，董事应立即向相关的董事会委员会或董事会披露此类潜在冲突，并按照该委员会或董事的指示（视情况而定）行事。董事承认根据适用法律对公司负有的忠诚义务和注意义务，并同意在任何情况下根据所适用的法律执行事务。

(b) Corporate Opportunities. Whenever the Director becomes aware of a business opportunity related to the Company’s business, which one could reasonably expect the Director to make available to the Company, the Director shall promptly disclose such opportunity to the applicable Board committee or the Board and proceed as directed by such committee or the Board, as applicable. 企业机会。每当董事意识到与公司业务相关的商业机会时，人们可以合理地期望董事向公司提供该商业机会，董事应立即向相关的董事会委员会或董事会披露该机会，并按照该委员会或董事的指示（如适用）执行。

(c) Noninterference with Business. During the term of this Agreement, and for a period of one (1) year after the Expiration Date, Director agrees not to interfere with the business of the Company in any manner. By way of example and not of limitation, Director agrees not to solicit or induce any employee, independent contractor, customer or supplier of the Company to terminate or breach his, her or its employment, contractual or other relationship with the Company. 不干涉业务。在本协议的有效期内，以及在到期日后的一年内，董事同意不以任何方式干扰公司的业务。举例来说，包括但不限于，董事同意不招揽或诱导本公司的任何员工、独立承包商、客户或供应商终止或违反他、她或其与本公司的雇佣、合同或其他关系。

(d) Confidentiality. The Director agrees and acknowledges that, by reason of the nature of the Director’s duties on the Board, the Director will have or may have access to and become informed of proprietary, confidential and secret information which is a competitive asset of the Company (“Confidential Information”), including, without limitation, any lists of customers or suppliers, distributors, financial statistics, research data or any other statistics and plans or operation plans or other trade secrets of the Company and any of the foregoing which belong to any person or company but to which the Director has had access by reason of the Director’s relationship with the Company. The term “Confidential Information” shall not include information which: (i) is or becomes generally available to the public other than as a result of a disclosure by the Director or the Director’s representatives; or (ii) is required to be disclosed by the Director due to governmental regulatory or judicial process. The Director agrees faithfully to keep in strict confidence, and not, either directly or indirectly, to make known, divulge, reveal, furnish, make available or use (except for use in the regular course of employment duties) any such Confidential Information. The Director acknowledges that all manuals, instruction books, price lists, information and records and other information and aids relating to the Company’s business, and any and all other documents containing Confidential Information furnished to the Director by the Company or otherwise acquired or developed by the Director, shall at all times be the property of the Company. Upon termination of the Director’s services hereunder, the Director shall return to the Company any such property or documents which are in the Director’s possession, custody or control, but this obligation of confidentiality shall survive such termination until and unless any such Confidential Information shall have become, through No fault of the Director, generally known to the public. The obligations of the Director under this subsection are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which the Director may have to the Company under general legal or equitable principles. 保密性。董事同意并承认，由于董事在董事会的职责性质，董事将有或可能有机会接触并获知属于本公司竞争资产的专有、保密和秘密信息（“保密信息”），包括但不限于、 任何客户或供应商、分销商的名单、财务统计、研究数据或任何其他统计和计划或运营计划或公司的其他商业秘密，以及属于任何个人或公司但董事因与公司的关系而接触到的上述任何信息。术语 “保密信息 “不包括以下信息 (i)除因董事或董事代表的披露而向公众公开的信息；或(ii)因政府监管或司法程序而要求董事披露的信息。董事同意忠实地严格保密，并且不直接或间接地公布、泄露、透露、提供、提供或使用（除了在正常工作过程中使用）任何此类保密信息。董事承认，所有手册、说明书、价格表、信息和记录以及与公司业务有关的其他信息和辅助工具，以及包含公司提供给董事或由董事以其他方式获得或开发的保密信息的任何和所有其他文件，在任何时候都是公司的财产。在终止董事的服务时，董事应将其拥有、保管或控制的任何此类财产或文件归还给公司，但这一保密义务在终止后仍然有效，直到且除非任何此类保密信息因董事的过错而被公众所知。本款规定的董事义务是对董事根据一般法律或公平原则可能对公司承担的所有其他保密义务的补充，而不是限制或取代。

(e) Code of Business Conduct and Ethics. The Director agrees to abide by and follow all such procedures set forth in the Company’s code of business conduct and ethics, as may be in existence now or at any time during the term of this Agreement, and any other policy, code or document governing the conduct of directors of the Company as may be in existence now or at any time during the term of this Agreement. 商业行为和道德规范。董事同意遵守和遵守公司商业行为和道德准则中规定的所有程序，这些准则可能是目前或本协议有效期内的任何时候存在的，以及任何其他政策、准则或文件中规定的公司董事行为，这些政策、准则和文件可能是现在或本协议期限内的任何时间存在的。

5. Expenses. Upon submission of adequate documentation by the Director to the Company, the Director shall be reimbursed for all reasonable expenses incurred in connection with the Director’s positions as a member of the Board and for services as a member of each committee of the Board to which the Director may be appointed. 费用。在董事向公司提交适当的文件后，应报销董事作为董事会成员所产生的所有合理费用，以及作为董事可能被任命的董事会各委员会成员所提供的服务。

6. Indemnity. The Company and the Director agree that indemnification with respect to the Director’s service on the Board shall be governed by that certain Indemnification Agreement attached as Exhibit A hereto (“Indemnification Agreement”). 保障。公司和董事同意，与董事在董事会的服务有关的赔偿应受本协议附件A所附的特定赔偿协议（“赔偿协议”）的管辖。

7. Director and Officer Liability Insurance. The Company will use its best efforts to maintain a customary director and officer liability insurance policy for all Board members and such policy will cover Director to the same extent as other directors and officers covered under the policy. 董事和高级职员责任保险。公司将尽最大努力为所有董事会成员维持一份惯例的董事和高级职员责任保险单，该保险单将在与该保险单涵盖的其他董事和高级人员相同的范围内涵盖董事。

8. Independent Contractor. The Director’s status during the Directorship Term shall be that of an independent contractor and not, for any purpose, that of an employee or agent with authority to bind the Company in any respect. 独立承包商。董事在董事任期内的身份应为独立承包商，而不是出于任何目的，有权在任何方面约束公司的雇员或代理人。

9. Withholding. The Director agrees to cooperate with the Company to take all steps necessary or appropriate for the withholding of taxes by the Company required under law or regulation in connection herewith, and the Company may act unilaterally in order to comply with such laws. 扣留。董事同意与公司合作，采取一切必要或适当的措施，按照与本协议有关的法律或法规的要求，由公司代扣代缴税款，公司可以单方面采取行动，以遵守这些法律。

10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns. 约束力。本协议对公司及其继承人和受让人具有约束力，并有利于公司及其继承者和受让人的利益。

11. Recitals. The recitals to this Agreement are true and correct and are incorporated herein, in their entirety, by this reference. 序言。本协议的序言是真实和正确的，通过引用将其全部纳入本协议。

12. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. 有效性。本协议任何条款的无效或不可执行性不应影响本协议任何其他条款的有效性或可执行性，这些条款应保持完全效力。

13. Headings and Captions. The titles and captions of paragraphs and subparagraphs contained in this Agreement are provided for convenience of reference only, and shall not be considered terms or conditions of this Agreement. 标题和说明。本协议中的各段和各分段的标题和说明只是为了方便参考，不应视为本协议的条款或条件。

14. Neutral Construction. Neither party hereto may rely on any drafts of this Agreement in any interpretation of the Agreement. Both parties to this Agreement have reviewed this Agreement and have participated in its drafting and, accordingly, neither party shall attempt to invoke the normal rule of construction to the effect that ambiguities are to be resolved against the drafting party in any interpretation of this Agreement. 中立解释。本协议的任何一方在解释本协议时都不得依赖本协议的任何草案。本协议的双方都审查了本协议，并参与了本协议的起草工作，因此，任何一方都不得试图援引正常的解释规则，即在对本协议的任何解释中，要解决对起草方不利的模糊之处。

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together will constitute one and the same instrument. 对等文件。本协议可以在一份或多份对等文件中执行，每一份都应被视为正本，所有的对等文件将构成一份相同的文书。

16. Survival. The rights and obligations contained in Section 5(a), (c) and (d) will survive any termination or expiration of this Agreement.存续。第5(a)、(c)和(d)节中包含的权利和义务在本协议终止或到期后仍然有效。

17. Miscellaneous. This Agreement shall be construed under the laws of the State of New York, without application to the principles of conflicts of laws. This Agreement and the Indemnification Agreement constitute the entire understanding between the parties with respect to the Director’s service on the Board and there are No prior or contemporaneous written or oral agreements, understandings, or representations, express or implied, directly or indirectly related to this Agreement that are not set forth or referenced herein. This Agreement supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the parties hereto and/or their affiliates with respect to the Director’s service on the Board. The Director acknowledges that he has not relied on any prior or contemporaneous discussions or understanding in entering into this Agreement. The terms and provisions of this Agreement may be altered, amended or discharged only by the signed written agreement of the parties hereto. 杂项。本协议应根据纽约州的法律进行解释，不适用法律冲突的原则。本协议和赔偿协议构成双方之间关于董事在董事会服务的全部谅解，没有任何先前或同期的书面或口头协议、谅解或陈述，无论明示或暗示，直接或间接地与本协议有关，在此没有列出或提及。本协议取代所有谈判、初步协议以及本协议各方和/或其附属机构关于董事在董事会服务的所有先前和同期的讨论和理解。董事承认，他在签订本协议时没有依赖任何先前或同期的讨论或理解。本协议的条款和规定只能通过本协议各方签署的书面协议来改变、修正或解除。

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IN WITNESS WHEREOF, the parties hereto have executed this Director Agreement as of the Effective Date.

XIAO-I CORPORATION

By:
Name:	Jun Wang
Title:	Director

DIRECTOR

Name:	Yunlin Yu

Signature Page to Director Agreement